UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2021

BIOLASE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27042 Towne Centre Dr., Suite 270 Foothill Ranch, CA		92610
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BIOL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2021, Biolase, Inc. (the “Company”) announced the departure of Todd Norbe from the Company and his positions as President and Chief Executive Officer and a member of the Board of Directors of the Company, effective immediately. On March 12, 2021, the Company entered into a Separation Agreement With General Release of All Claims with Mr. Norbe (the “Separation Agreement”). Pursuant to the Separation Agreement, Mr. Norbe will receive (i) a severance payment of $412,000.00, subject to all applicable tax withholding and payable in twenty-six (26) consecutive installments, and (ii) COBRA premiums under the Company’s medical and dental benefit plans for twelve (12) months, with (i) and (ii) above being in full and complete satisfaction of any and all obligations, rights, or claims related in any way to his employment with the Company, including but not limited to those obligations, rights, or claims previously existing under that certain Employment Agreement, dated as of August 7, 2018, as amended, by and between the Company and Mr. Norbe. The Separation Agreement includes a general release and waiver of claims by Mr. Norbe in favor of the Company and its affiliates.

The severance payment and COBRA premium payments above are subject to Mr. Norbe’s non-retraction of a general release and wavier of claims, and such other terms, conditions, and restrictive covenants customary for separation agreements of this purpose.

A copy of the Separation Agreement will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2021	BIOLASE, INC.

	By:	/s/ John R. Beaver
	Name:	John R. Beaver
	Title:	President and Chief Executive Officer